EXHIBIT 32.1

CYTTA CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CYTTA Corp., a Nevada corporation (the “Company”) on Form 10-Q for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Richard Smith, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2009

/s/ G. Richard Smith
G. Richard Smith President and Chief Executive Officer